       MORGAN STANLEY INSTITUTIONAL FUNDS, INC. EMERGING MARKETS PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                     AMOUNT OF    % OF
                                      OFFERING        TOTAL           SHARES    OFFERING   % OF FUNDS
  SECURITY      PURCHASE/   SIZE OF   PRICE OF      AMOUNT OF        PURCHASED  PURCHASED     TOTAL                   PURCHASED
  PURCHASED    TRADE DATE  OFFERING    SHARES        OFFERING         BY FUND    BY FUND      ASSETS      BROKERS        FROM
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                                                                                                         Merrill
                                                                                                           Lynch
                                                                                                       International,
                                                                                                           Credit
                                                                                                          Suisse,
                                                                                                         JPMorgan,
                                                                                                          Morgan
                                                                                                         Stanley,     DSP Merrill
  HDFC Bank     07/18/07      --      US$ 92.1     USD 698mm          8933700      1.47%      0.00%       Nomura         Lynch
                                                                                                         Securities,
                                                                                                         Deutsche
                                                                                                           Bank
                                                                                                        Securities,
                                                                                                           UBS
                                                                                                         Investment
                                                                                                           Bank
                                                                                                         Goldman
                                                                                                          Sachs,
                                                                                                          Goldman
                                                                                                          Sachs
                                                                                                          (Asia)
                                                                                                          L.L.C.,
                                                                                                          Morgan
                                                                                                         Stanley,
                                                                                                            BOC
                                                                                                       International,
                                                                                                           Morgan
                                                                                                         Stanley
                                                                                                           Asia
 Sino-Ocean                                                                                                Limited,      Boci
Land Holdings   09/21/07      --      HKD7.70    USD 1.53 bin        382,000      0.02%       0.02%      BOCI Asia    Securities
                                                                                                          Limited,
                                                                                                          Guotai
                                                                                                         Junan
                                                                                                        Securities
                                                                                                        (Hong Kong)
                                                                                                         Limited,
                                                                                                          DBS Asia
                                                                                                         capital
                                                                                                         Limited,
                                                                                                         Tai Fook
                                                                                                        Securities
                                                                                                         Company
                                                                                                         Limited,
                                                                                                         ABN AMRO
                                                                                                        Rothschild,
   Innolux                                                                                                 Credit
   Display      11/01/07      --      US $9.02     US $1.35bn         784,588      0.52%      0.18%        Suisse,   Credit Suisse
 Corporation                                                                                              Morgan
                                                                                                          Stanley
                                                                                                          Merrill
                                                                                                          Lynch &
                                                                                                        Co., Ita u
                                                                                                        BBA, Morgan
                                                                                                          Stanley,
                                                                                                         Bradesco
                                                                                                           BBI,
  Bolsa De                                                                                               JPMorgan,
Mercadorias &                                                                                              Citi,        JPMorgan
   Futuros      11/29/07      --     20.00 BRL  $5,203,214,720 BRL   618,000      0.23%      0.19%        Deutsche
                                                                                                           Bank
                                                                                                        Securities,
                                                                                                         Santander
                                                                                                         Investment,
                                                                                                           HSBC